SECURITY AGREEMENT

     SECURITY AGREEMENT, dated as of August 30, 2006 (this "AGREEMENT") made by CHARYS HOLDING COMPANY, INC., a Delaware corporation (the "COMPANY"), and the undersigned subsidiaries of the Company (each a "GRANTOR" and collectively and together with the Company the "GRANTORS"), in favor of GOTTBETTER CAPITAL
FINANCE, LLC, a Delaware limited liability company, in its capacity as collateral agent (in such capacity, the "COLLATERAL AGENT") for the "Buyers" (as defined below) parties to the Securities Purchase Agreement, dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "SECURITIES PURCHASE AGREEMENT").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company and each party listed as a "Buyer" on the Schedule of Buyers (collectively, the "Buyers") attached to the Securities Purchase Agreement have entered into the Securities Purchase Agreement, pursuant to which the Company shall be required to sell, and the Buyers shall purchase or have the right to purchase the "Notes" (as defined therein) issued pursuant thereto (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "Notes"); and

          WHEREAS, all capitalized terms used herein shall have the same meanings ascribed to those terms as defined in the Securities Purchase Agreement, unless the context provides otherwise; and

          WHEREAS, it is a condition precedent to the Buyers purchasing the Notes pursuant to the Securities Purchase Agreement that the Grantors shall have executed and delivered to the Collateral Agent this Agreement providing for the grant to the Collateral Agent for the benefit of the Buyers of a security interest in certain personal property of each Grantor to secure all of the Company's obligations under the Securities Purchase Agreement, the Notes, the "TRANSACTION DOCUMENTS" (as defined in the Securities Purchase Agreement) (the "Transaction Documents");

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, each Grantor agrees with the Collateral Agent, for the benefit of the Buyers, as follows:

          SECTION  1.  Definitions.
                       -----------

          Reference is hereby made to the Securities Purchase Agreement and the Notes for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Securities Purchase Agreement, the Notes or in Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "CODE"), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in
--------
the  State  of  New

York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.

          The following terms shall have the respective meanings provided for in the Code: "Accounts", "Cash Proceeds", "Chattel Paper", "Commercial Tort Claim", "Commodity Account", "Commodity Contracts", "Deposit Account", "Documents", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments",
"Inventory", "Investment Property", "Letter-of-Credit Rights", "Noncash Proceeds", "Payment Intangibles", "Proceeds", "Promissory Notes", "Security", "Record", "Security Account", "Software", and "Supporting Obligations".

          As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

          "COPYRIGHT LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in
Schedule  II  hereto).
------------

          "COPYRIGHTS" means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto),
                                                            -----------
all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

          "EVENT  OF  DEFAULT"  shall  have  the meaning set forth in the Notes.

          "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code (Chapter 11 of Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

          "INTELLECTUAL  PROPERTY" means the Copyrights, Trademarks and Patents.

          "LICENSES" means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

          "LIEN" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

          "PATENT LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).
           ------------

          "PATENTS" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof
    ------------
(including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

          "TRADEMARK LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).
                         ------------

          "TRADEMARKS" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers described in
Schedule  II  hereto),  all  applications,  registrations and recordings thereof
------------
(including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

          SECTION  2.  Grant  of  Security Interest.  As collateral security for
                       -----------------------------
all of the "Obligations" (as defined in Section 3 hereof), each Grantor, subject
                                        ---------
to the Permitted Liens, hereby pledges and assigns to the Collateral Agent for the benefit of the Buyers, and grants to the Collateral Agent for the benefit of the Buyers a continuing security interest in, all personal property of each Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (collectively, the "COLLATERAL"), including, without limitation, the following:

          (a)     all  Accounts;

          (b)     all  Chattel  Paper  (whether  tangible  or  electronic);

          (c)     the  Commercial  Tort  Claims specified on Schedule VI hereto;
                                                             -----------

          (d) all Deposit Accounts, all cash and other property from time to time deposited therein and the monies and property in the possession or under the control of the Collateral Agent or Buyer or any affiliate, representative, agent or correspondent of the Collateral Agent or Buyer;

          (e)     all  Documents;

          (f)     all  Equipment;

          (g)     all  Fixtures;

          (h) all General Intangibles (including, without limitation, all Payment Intangibles);

          (i)     all  Goods

          (j) all Instruments (including, without limitation, Promissory Notes and each certificated Security);

          (k)     all  Inventory;

          (l)     all  Investment  Property;

          (m)     all  Copyrights,  Patents  and  Trademarks,  and all Licenses;

          (n)     all  Letter-of-Credit  Rights;

          (o)     all  Supporting  Obligations;

          (p) all other tangible and intangible personal property of each Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of any Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds
                          ---------
of insurance thereon and all causes of action, claims and warranties now or hereafter held by each Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of any Grantor or any other Person from time to time acting for any Grantor, in each case, to the extent of such Grantor's rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this
Section 2 or are otherwise necessary or helpful in the collection or realization
---------
thereof;  and

          (q) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever any Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

          SECTION  3.  Security  for Obligations.  The security interest created
                       -------------------------
hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (collectively, the "Obligations"):

          (a) the payment by the Company, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Securities Purchase Agreement, the Notes and the other Transaction Documents, including, without limitation, (A) all principal of and interest on the Notes (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and (B) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents (including any Registration Delay Payments (as defined in the Registration Rights Agreement)); and

          (b) for so long as the Notes are outstanding, the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents, including without limitation, with respect to any conversion or redemption rights of the Buyers under the Notes.

          SECTION  4.  Representations  and Warranties.  Each Grantor represents
                       --------------------------------
and  warrants  as  of  the  date  of  this  Agreement  as  follows:

          (a)     Schedule  I hereto sets forth (i) the exact legal name of each
                  -----------
Grantor, and (ii) the state of incorporation, organization or formation and the organizational identification number of each Grantor in such state.

          (b) There is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting any Grantor before any governmental authority or any arbitrator, or any order, judgment or award issued by any governmental authority or arbitrator, in each case, that may adversely affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

          (c) Except as disclosed on Schedule 3(bb) of the Securities Purchase Agreement, all Federal, state and local tax returns and other reports required by applicable law to be filed by any Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Grantor or any property of any Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with generally accepted accounting principles consistently applied ("GAAP").

          (d) All Equipment, Fixtures, Goods and Inventory of each Grantor now existing are, and all Equipment, Fixtures, Goods and Inventory of each Grantor hereafter existing will be, located and/or based at the addresses specified therefor in Schedule III hereto, except that each Grantor will give
                         ------------
the Collateral Agent written notice of any change in the location of any such Collateral within 20 days of such change, other than to locations set forth on
Schedule  III  hereto (or a new Schedule III delivered by Grantors to Collateral
-------------                   ------------
Agent  from  time  to  time)  and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon or will take such actions pursuant to Section 5(n). Each Grantor's chief place of business and chief executive office, the place where each Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto. None of the
                                             -------------
Accounts  is  evidenced  by Promissory Notes or other Instruments.  Set forth in
Schedule  IV  hereto  is  a  complete  and accurate list, as of the date of this
------------
Agreement, of (i) each Promissory Note, Security and other Instrument owned by each Grantor and (ii) each Deposit Account, Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such account is maintained, the account number for each such account and a description of the purpose of each such account. Set forth in
Schedule  II  hereto  is  a complete and correct list of each trade name used by
------------
each Grantor and the name of, and each trade name used by, each person from which each Grantor has acquired any substantial part of the Collateral.

          (e) Each Grantor has delivered to the Collateral Agent complete and correct copies of each License described in Schedule II hereto, including
                                                   -----------
all schedules and exhibits thereto, which represents all of the Licenses existing on the date of this Agreement. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of such Grantor or any of its affiliates in respect thereof. Each material License now existing is, and any material License entered into in the future will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No default under any material License by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

          (f) Each Grantor owns and controls, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity necessary to conduct its business in substantially the same manner as conducted as of the date hereof. Schedule II hereto sets forth a true and complete list of all
               ------------
registered copyrights, issued Patents, Trademarks, and Licenses annually owned or used by each Grantor as of the date hereof. To the best knowledge of each Grantor, all such Intellectual Property of each Grantor is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part. Except as set forth in Schedule II, no such
                                                            -----------
Intellectual Property is the subject of any licensing or franchising agreement. Each Grantor has no knowledge of any conflict with the rights of others to any such Intellectual Property and, to the best knowledge of each Grantor, each Grantor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of each Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by each Grantor. No Grantor has received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

          (g) Each Grantor is and will be at all times the sole and exclusive owner of, or otherwise has and will have adequate rights in, the
Collateral free and clear of any Liens, except for Permitted Liens on any Collateral. Except for the Permitted Liens described in the Securities Purchase Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as (i) may have been filed in favor of the Collateral Agent and/or the Buyers relating to this Agreement or the other Transaction Documents and (ii) are described on Schedule 4(g) hereto.
                                          --------------

          (h) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting each Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties.

          (i) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, is required for (i) the grant by each Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except (except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V
                                                                      ----------
hereto  (or a new Schedule V delivered by Grantors to Collateral Agent from time
                  ----------
to time), all of which financing statements have been duly filed and are in full force and effect or will be duly filed and in full force and effect, (B) with respect to Deposit Accounts, and all cash and other property from time to time deposited therein, for the execution of a control agreement with the depository institution with which such account is maintained, as provided in Section 5(i),
                                                                   ------------
(C) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit A
                                                                       ---------
hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (D) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such foreign Intellectual Property and Licenses, (E) with respect to the perfection of the security interest created hereby in Titled Collateral, for the submission of an appropriate application requesting that the Lien of the Collateral Agent be noted on the Certificate of Title or certificate of ownership, completed and authenticated by the applicable Grantor, together with the Certificate of Title or certificate of ownership, with respect to such Titled Collateral, to the appropriate governmental authority, (F) with respect to the perfection of the security interest created hereby in any Letter-of-Credit Rights, for the consent of the issuer of the applicable letter of credit to the assignment of proceeds as provided in the Uniform Commercial Code as in effect in the applicable jurisdiction, (G) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Commodity Contracts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (H) the Collateral Agent having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A), (B), (C), (D), (E), (F), G), and (H), each a "Perfection Requirement" and collectively, the "Perfection
                                                              ----------
Requirements").
------------

          (j) This Agreement, subject to the Permitted Liens creates in favor of the Collateral Agent a legal, valid and enforceable security interest in the Collateral as security for the Obligations. The Perfection Requirements result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which each Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to Permitted Liens and the Perfection Requirements and the financing statements described in Schedule 4(g). Such recordings and filings and all other action
               --------------
necessary to perfect and protect such security interest have been duly taken or will be taken pursuant to Section 5(n), and, in the case of Collateral in which each Grantor obtains rights after the date hereof, will be duly taken, except for the Collateral Agent's having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral after the date hereof and the other actions, filings and recordations described above, including the Perfection Requirements.

          (k) As of the date hereof, no Grantor holds any Commercial Tort Claims or has knowledge of any pending Commercial Tort Claims, except for such Commercial Tort Claims described in Schedule VI.
                                         ------------

          SECTION  5.  Covenants  as  to  the Collateral.  So long as any of the
                       ---------------------------------
Obligations shall remain outstanding, unless the Collateral Agent shall otherwise consent in writing:

          (a)     Further  Assurances.  Each Grantor will at its expense, at any
                  -------------------
time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Collateral Agent may reasonably request in order to: (i) perfect and protect the security interest purported to be created hereby; (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation:
(A) marking conspicuously all Chattel Paper and each License and, at the request of the Collateral Agent, each of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) delivering and pledging to the Collateral Agent pursuant to the Pledge each Promissory Note, Security, Chattel Paper or other Instrument, now or hereafter owned by any Grantor, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that any Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or that the Collateral Agent may reasonably request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral in each case as the Collateral Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Collateral Agent's security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Collateral Agent, which such written acknowledgement shall be in form and substance reasonably satisfactory to the Collateral Agent, (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, promptly notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Collateral Agent, (G) upon the acquisition after the date hereof by any Grantor of any motor vehicle or other Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or Equipment that is subject to a purchase money security interest), causing the Collateral Agent to be listed as the lienholder on such certificate of title or ownership and delivering evidence of the same to the Collateral Agent in accordance with
Section 5(j) hereof; and (H) taking all actions required by any earlier versions
------------
of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

          (b)     Location  of  Equipment and Inventory.  Each Grantor will keep
                  -------------------------------------
the  Equipment and Inventory (i) at the locations specified therefor on Schedule
                                                                        --------
III  hereto, or (ii) at such other locations set forth on Schedule III (or a new
---                                                       ------------
Schedule  III  delivered  by Grantors to Collateral Agent from time to time) and
-------------
with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon, or (iii) at such other locations in the United States, provided that within 20 days following the relocation of Equipment or Inventory to such other location or the acquisition of Equipment or Inventory, Grantor shall deliver to the Collateral Agent a new Schedule III
                                                                    ------------
indicating  such  new  locations.

          (c)     Condition  of  Equipment.  Each Grantor will maintain or cause
                  ------------------------
the Equipment (necessary or useful to its business) to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment of any Grantor within a commercially reasonable time after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may request to such end. Any Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any such loss or damage in excess of $250,000 per occurrence to any Equipment.

          (d)     Taxes,  Etc.  Each Grantor agrees to pay promptly when due all
                  ------------
property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

          (e)     Insurance.

               (i) Each Grantor will, at its own expense, maintain insurance (including, without limitation, commercial general liability and property insurance) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Collateral Agent. To the extent requested by the Collateral Agent at any time and from time to time, each such policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and any Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Collateral Agent. To the extent requested by the Collateral Agent at any time and from time to time, each such policy shall in addition (A) name the Collateral Agent as an additional insured party thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by any Grantor, (C) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days' prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Collateral Agent by the insurer. Any Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Any Grantor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

               (ii) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 5(e) may be paid directly to the Person
                                 ------------
who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory, any proceeds of insurance maintained by any Grantor pursuant to this Section 5(e) shall be paid to the
                                               ------------
Collateral Agent (except as to which paragraph (iii) of this Section 5(e) is not
                                                             ------------
applicable), any Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by any Grantor pursuant to this Section 5(e) shall be paid by the
                                               ------------
Collateral Agent to any Grantor as reimbursement for the costs of such repairs or replacements.

               (iii) All insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Agent and applied as specified in
Section  7(b)  hereof.
-------------

          (f)     Provisions  Concerning  the  Accounts  and  the  Licenses.
                  ---------------------------------------------------------

               (i) Any Grantor will (A) give the Collateral Agent at least 30 days' prior written notice of any change in such Grantor's name, identity or organizational structure, (B) maintain its jurisdiction of incorporation, organization or formation as set forth in Schedule I hereto, (C) immediately
                                              ----------
notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Collateral Agent during normal business hours on reasonable notice to such Grantor, to inspect and make abstracts from such Records and Chattel Paper.

               (ii) Each Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, any Grantor may (and, at the Collateral Agent's direction, will) take such action as any Grantor or the Collateral Agent may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the
                                                 --------   -------
Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to any Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of any Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as any Grantor might have done. After receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce any Grantor's rights against the account debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by any Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of any Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied as specified in Section 7(b) hereof, and (B) no Grantor will adjust, settle or compromise the
   ------------
amount or payment of any Account or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Collateral Agent shall be applied as specified in accordance with Section 7(b) hereof.
                  -------------

               (iii) Upon the occurrence and during the continuance of any breach or default under any material License referred to in Schedule II hereto
                                                              -----------
by any party thereto other than any Grantor, each Grantor party thereto will, promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto and thereafter will take reasonable steps to protect and preserve its rights and remedies in respect of such breach or default, or will obtain or acquire an appropriate substitute License.

               (iv) Each Grantor will, at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any material License referred to in Schedule II
                                                                     -----------
hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

               (v) Each Grantor will exercise promptly and diligently each and every right which it may have under each material License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each material License and will take all action reasonably necessary to maintain such Licenses in full force and effect. No Grantor will, without the prior written consent of the Collateral Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any material License referred to in Schedule II hereto.
                                     ------------

          (g)     Transfers  and  Other  Liens.
                  ----------------------------

               (i) No Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral, except such Grantor may (A) sell or dispose of Inventory (including, without limitation, As-extracted Collateral) in the ordinary course of business, and (B) sell or dispose of assets such Grantor has determined, in good faith, not to be useful in the conduct of its business, and (C) sell or dispose of accounts in the course of collection in the ordinary course of business consistent with past practice.

               (ii) No Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

          (h)     Intellectual  Property.
                  ----------------------

               (i) If applicable, any Grantor shall, upon the Collateral Agent's written request, duly execute and deliver the applicable Assignment for Security in the form attached hereto as Exhibit A. Each Grantor (either itself
                                         ---------
or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force and free from any claim of abandonment for non-use, and each Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; provided, however, that so long as no Event of
                                  --------  -------
Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (C) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement. Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Intellectual Property (other than Intellectual Property described in the proviso to the first sentence of subsection (i) of this clause (h)) is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor shall
(x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent and (y) to the extent any
Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Intellectual Property. Each Grantor shall furnish to the Collateral Agent from time to time upon its request statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, each Grantor shall modify this Agreement by amending Schedule II hereto, as the case may be, to include any Intellectual
          ------------
Property and License, as the case may be, which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the reasonable judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Collateral Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor will take such action as the Collateral Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

               (ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it gives the Collateral Agent prior written notice thereof. Upon request of the Collateral Agent, any Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest hereunder in such Intellectual Property and the General Intangibles of any Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the indefeasible payment in full in cash of all of the Obligations in full.

          (i)     Deposit,  Commodities  and  Securities  Accounts.  Upon  the
                  ------------------------------------------------
Collateral Agent's written request, each Grantor shall cause each bank and other financial institution with an account referred to in Schedule IV hereto to
                                                           -----------
execute and deliver to the Collateral Agent a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by each Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree, inter alia, that (i) it will comply at
                                          ----- ----
any time with the instructions originated by the Collateral Agent to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of each Grantor, which instructions the Collateral Agent will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all Commodity Contracts, securities, Investment Property and other items of each Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent, (iii) any right of set off (other than recoupment of standard fees), banker's Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Collateral Agent, and (iv) upon receipt of written notice from the Collateral Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it. Without the prior written consent of the Collateral Agent, each Grantor shall not make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto. The provisions of this paragraph 5(i)
                      -----------
shall not apply to (i) Deposit Accounts for which the Collateral Agent is the depositary and (ii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of each Grantor's salaried or hourly employees.

          (j)     Motor  Vehicles.  To  the  extent  that there are no Permitted
                  ---------------
Liens  thereon:

               (i) Upon the Collateral Agent's written request, each Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for all motor vehicles with a value in excess of $50,000, owned by it with the Collateral Agent listed as lienholder, for the benefit of the Buyers.

               (ii) Each Grantor hereby appoints the Collateral Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable motor vehicles now owned or hereafter acquired by such Grantor to be retitled and the Collateral Agent listed as lienholder thereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Collateral Agent a perfected Lien on the motor vehicles and exercising the rights and remedies of the Collateral Agent hereunder). This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash and after all Transaction Documents have been terminated.

               (iii) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each motor vehicle covered thereby.

               (iv) So long as no Event of Default shall have occurred and be continuing, upon the request of any Grantor, the Collateral Agent shall execute and deliver to any Grantor such instruments as any Grantor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any certificate of title for any motor vehicle; provided, however, that any
                                                     --------  -------
such instruments shall be delivered, and the release effective, only upon receipt by the Collateral Agent of a certificate from any Grantor stating that such motor vehicle is to be sold or has suffered a casualty loss (with title thereto in such case passing to the casualty insurance company therefor in settlement of the claim for such loss) and the amount that any Grantor will receive as sale proceeds or insurance proceeds. Any proceeds of such sale or casualty loss shall be paid to the Collateral Agent hereunder immediately upon receipt, to be applied to the Obligations then outstanding.

          (k)     Control.  Each Grantor hereby agrees to take any or all action
                  -------
that may be necessary, desirable or that the Collateral Agent may reasonably request in order for the Collateral Agent to obtain control in accordance with Sections 9-105 - 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper, (ii) Investment Property, and (iii) Letter-of-Credit Rights.

          (l)     Inspection  and  Reporting.  Each  Grantor  shall  permit  the
                  --------------------------
Collateral Agent, or any agent or representatives thereof or such professionals or other Persons as the Collateral Agent may designate, during normal business hours, after reasonable notice in the absence of an Event of Default and not more than once a year in the absence of an Event of Default, (i) to examine and make copies of and abstracts from any Grantor's records and books of account,
(ii) to visit and inspect its properties, (iii) to verify materials, leases, Instruments, Accounts, Inventory and other assets of any Grantor from time to time, and (iv) to conduct audits, physical counts, appraisals and/or valuations, examinations at the locations of any Grantor. Each Grantor shall also permit the Collateral Agent, or any agent or representatives thereof or such professionals or other Persons as the Collateral Agent may designate to discuss such Grantor's affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives.

          (m)     Future Subsidiaries.  If any Grantor shall hereafter create or
                  -------------------
acquire any Subsidiary, simultaneously with the creation or acquisition of such Subsidiary, such Grantor shall (i) cause such Subsidiary to become a party to this Agreement as an additional "Grantor" hereunder, (ii) such Grantor shall deliver to Collateral Agent revised Schedules to this

Agreement, as appropriate, (iii) shall duly execute and deliver a guaranty of the Obligations in favor of the Collateral Agent in form and substance reasonably acceptable to the Collateral Agent, and (iv) shall duly execute and/or deliver such opinions of counsel and other documents, in form and substance reasonably acceptable to the Collateral Agent, as the Collateral Agent shall reasonably request with respect thereto, provided that any Grantor that acquires a subsidiary on or within two days after the Closing Date shall have 10 Business Days in which to satisfy the requirements of this Section 5(m).
                                                                   ------------

          (n)     Fixture  Filings.  Within  10  Business Days after the Closing
                  ----------------
Date, Grantors shall cause financing statements to be filed in the appropriate county clerk's offices in order to perfect the security interest of the Collateral Agent in and to all Fixtures and As-extracted Collateral constituting Collateral on the Closing Date or within two Business Days after the Closing Date.

          SECTION  6.  Additional  Provisions  Concerning  the  Collateral.
                       ---------------------------------------------------

          (a) Each Grantor hereby (i) authorizes the Collateral Agent to file one or more Uniform Commercial Code financing or continuation statements, and amendments thereto, relating to the Collateral and (ii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (b) Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, so long as an Event of Default shall have occurred and is continuing, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of each Grantor under Section 5 hereof), including, without limitation, (i) to obtain and adjust
      ---------
insurance  required  to be paid to the Collateral Agent pursuant to Section 5(e)
                                                                    ------------
hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or
(ii) above, (iv) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent and the Buyers with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent and the Buyers with respect to any Collateral. This power is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash.

          (c) For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Securities Purchase Agreement that limit the right of any Grantor to dispose of its property, and Section 5(g) and Section 5(h) hereof, so
                                        ------------     ------------
long as no Event of Default shall have occurred and be continuing, any Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of any Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor's judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property). Further, upon the indefeasible payment in full in cash of all of the Obligations, the Collateral Agent (subject to Section 10(e) hereof) shall
                                                    --------------
release and reassign to any Grantor all of the Collateral Agent's right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by each Grantor in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

          (d) If any Grantor fails to perform any agreement or obligation contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 8 hereof and shall be
                                                   ---------
secured  by  the  Collateral.

          (e) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          (f) Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral
Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other

Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION  7.  Remedies  Upon Event of Default.  If any Event of Default
                       -------------------------------
shall  have  occurred  and  be  continuing,  subject  to  the  Permitted  Liens:

          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent's name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Collateral Agent, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of its respective Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the
Collateral  Agent's  rights  and  remedies  hereunder  or  under  law,  without obligation  to  any  Grantor  in  respect  of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days' notice to any Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent and the Buyers arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that any Grantor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral. In addition to the foregoing,
(1) upon written notice to any Grantor from the Collateral Agent after and during the continuance of an Event of Default, such Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Collateral Agent may, at any time and from time to time after and during the continuance of an Event of Default, upon 10 days' prior notice to such Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (3) the Collateral Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being
                                          ---------
effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of such Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

          (b) Any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 8 hereof) by the Collateral Agent against, all or any part
              ---------
of the Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Securities Purchase Agreement. Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

          (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Buyers are legally entitled, each Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

          (d) Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable state, provincial or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

          (e) The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may agree, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the

Collateral Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

          SECTION  8.  Indemnity  and  Expenses.
                       ------------------------

          (a) Each Grantor agrees, jointly and severally, to defend, protect, indemnify and hold the Collateral Agent and each of the Buyers, jointly and severally, harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of such Person's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent resulting from such Person's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

          (b) Each Grantor agrees, jointly and severally, to pay to the Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Collateral Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Collateral Agent), which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

          SECTION  9.  Notices,  Etc.  All  notices  and  other  communications
                       --------------
provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, e-mailed or delivered, if to any Grantor at its address specified below and if to the Collateral Agent to it, at its address specified on the signature pages below; or as to any such Person, at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Section 9. All such notices and other communications
                           ---------
shall be effective (a) if sent by certified mail, return receipt requested, when received or three days after deposited in the mails, whichever occurs first, (b) if telecopied or e-mailed, when transmitted (during normal business hours) and confirmation is received, and otherwise, the day after the notice or communication was transmitted and confirmation is received, or (c) if delivered in person, upon delivery.

          SECTION  10.   Miscellaneous.
                        ---------------

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor, the Required Holders (as defined in the Note) and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by each Grantor therefrom, shall be effective unless it is in writing and signed by each Grantor and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent or any Buyer provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent or any Buyer under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Transaction Documents against such party or against any other Person, including but not limited to, any Grantor.

          (c) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement, subject to the Permitted Liens, shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Obligations, and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Collateral Agent and the Buyers hereunder, to the benefit of the Collateral Agent and the Buyers and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to any Grantor, the Collateral Agent and the Buyers may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent and the Buyers herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent or any such Buyer shall mean the assignee of the Collateral Agent or such Buyer. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer without the consent of the Collateral Agent shall be null and void.

          (e) Upon the indefeasible payment in full in cash of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Collateral Agent will, upon any Grantor's request and at such Grantor's expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

          (f) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND

THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (g) ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY
    -  --- ----------
SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

          (h) EACH GRANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, ORAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

          (i) Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any Grantor at its address provided herein, such service to become effective 10 days after such mailing.

          (j) Nothing contained herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of any Grantor in any other jurisdiction.

          (k) Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          (l) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (m) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

          (n) In the event of any conflict between the terms of this Agreement, the Securities Purchase Agreement, or any of the other Transaction Documents or exhibits referred to herein or therein, the terms of the Securities Purchase Agreement shall control.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                             CHARYS HOLDING COMPANY, INC.


                             By:
                                ------------------------------------------------
                                Name: Billy V. Ray, Jr.
                                Title: Chief Executive Officer
                                Address: 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338
                                Telephone: 678-443-2300
                                Facsimile: 678-443-2320
                                Email: bray@charys.com

                             PERSONNEL RESOURCES OF GEORGIA, INC.


                             By:
                                ------------------------------------------------
                                Name: Lee Yarborough
                                Title: President
                                Address: 880 South Pleasantburg Drive, Suite 3C, Greenville, South Carolina 29607
                                Telephone: 864-271-7611
                                Facsimile: 864-232-0178

                             CCI TELECOM, INC.


                             By:
                                ------------------------------------------------
                                Name: Wayde Clark
                                Title: President
                                Address: 19240 Red Land Road, San Antonio,
                                Texas 78259
                                Telephone: 210-496-1926
                                Facsimile: 210-491-0932

                             METHOD IQ, INC.


                             By:
                                ------------------------------------------------
                                Name: Jerry J. Harrison, Jr.
                                Title: Chief Executive Officer

                                Address: 1750 Founders Parkway, Suite 180,
                                Alpharetta, Georgia 30004
                                Telephone: 678-507-1300
                                Facsimile: 678-507-1302

                             VIASYS SERVICES, INC.


                             By:
                                ------------------------------------------------
                                Name: Gerry Hall
                                Title: President
                                Address: 26 Lake Wire Drive, Lakeland, Florida 33815
                                Telephone: 863-607-9988
                                Facsimile: 863-607-9955

                             VIASYS NETWORK SERVICES, INC.


                             By:
                                ------------------------------------------------
                                Name: Gerry Hall
                                Title: President
                                Address: 26 Lake Wire Drive, Lakeland, Florida 33815
                                Telephone: 863-607-9988
                                Facsimile: 863-607-9955

                             CROCHET AND BOREL SERVICES. INC.


                             By:
                                ------------------------------------------------
                                Name: Troy Crochet
                                Title: Chief Executive Officer
                                Address: 346 Twin City Highway, Port Neches,
                                Texas 77651
                                Telephone: 409-722-9697
                                Facsimile: 409-722-7273

                             DIGITAL COMMUNICATION SERVICES, INC.


                             By:
                                ------------------------------------------------
                                Name: Billy Caudill
                                Title: Co-President
                                Address: 96 North 5th Avenue, Delray Beach,
                                Florida 33483

ACCEPTED BY:
-----------

GOTTBETTER CAPITAL FINANCE, LLC
as Collateral Agent

By:
   -----------------------------------
Name:        Michael W. Chorske
Title:       President
Address:     488 Madison Avenue, 12th Floor
             New York, NY 10022
Facsimile:   212.400.6999
Email:       mwc@gottbettercapital.com

                                   SCHEDULE I
                                   ----------


  LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES OR JURISDICTION OF
  -----------------------------------------------------------------------------
                                  ORGANIZATION
                                  ------------

          GRANTOR'S NAME                STATE OF       FEDERAL      ORGANIZATIONAL I.D.
                                      ORGANIZATION  EMPLOYER I.D.
------------------------------------  ------------  -------------  --------------------
Charys Holding Company, Inc.               DE        54-2152284          3791748

Personnel Resources of Georgia, Inc.       GA        58-2605116          0104816

CCI Telecom, Inc.                          NV        74-2980663       C-25002-2000

Method IQ, Inc.                            GA         80-005704          0153426

Viasys Services, Inc.                      FL        59-2234741          G09210

Viasys Network Services, Inc.              FL        03-0386211       P05000012213

Crochet & Borel Services, Inc.             TX        76-0486425         138054100

Digital Communication Services, Inc.       KY        61-1304636          0416787

                                   SCHEDULE II
                                   -----------

                              INTELLECTUAL PROPERTY
                              ---------------------

                                      None.

                                                 SCHEDULE III
                                                 ------------

                                                   LOCATIONS
                                                   ---------

         GRANTOR            CHIEF PLACE OF BUSINESS       BOOKS AND RECORDS          EQUIPMENT, FIXTURES,
                           AND CHIEF EXECUTIVE OFFICE                                GOODS AND INVENTORY
-------------------------  --------------------------  ------------------------  ----------------------------

Charys Holding Company,    1117 Perimeter Center West  1117 Perimeter Center     1117 Perimeter Center West
Inc.                       Suite N415                  West; Suite N415          Suite N415
                           Atlanta, GA 30338           Atlanta, GA 30338         Atlanta, GA 30338


Crochet & Borel Services,  346 Twin City Highway       346 Twin City Highway     346 Twin City Highway
Inc.                       Port Neches, TX 77651       Port Neches, TX 77651     Port Neches, TX 77651


CCI Telecom, Inc.          19240 Red Land Rd           19240 Red Land Rd         19240 Red Land Rd
                           San Antonio, TX 78259       San Antonio, TX 78259     San Antonio, TX 78259


Method IQ, Inc.            1750 Founders Pkwy          1750 Founders Pkwy        1750 Founders Pkwy
                           Suite 180                   Suite 180                 Suite 180
                           Alpharetta, GA 30004        Alpharetta, GA 30004      Alpharetta, GA 30004


Personnel Resources of     880 South Pleasantburg      880 South Pleasantburg    880 South Pleasantburg
Georgia, Inc.              Drive; Suite 3C             Drive; Suite 3C           Drive; Suite 3C
                           Greenville, SC 29607        Greenville, SC 29607      Greenville, SC 29607


Viasys Services, Inc.      26 Lake Wire Dr             26 Lake Wire Dr           26 Lake Wire Dr
                           Lakeland, FL 33815          Lakeland, FL 33815        Lakeland, FL 33815


Viasys Network Services,   26 Lake Wire Dr             26 Lake Wire Dr           26 Lake Wire Dr
Inc.                       Lakeland, FL 33815          Lakeland, FL 33815        Lakeland, FL 33815


Digital Communication      96 North 5th Avenue         96 North 5th Avenue       96 North 5th Avenue
Services, Inc.             Delray Beach, FL 33483      Delray Beach, FL 33483    Delray Beach, FL 33483

                                   SCHEDULE IV
                                   -----------

      PROMISSORY NOTES, SECURITIES, DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND
      -----------------------------------------------------------------------
                              COMMODITIES ACCOUNTS
                              --------------------

SECURITIES
----------

GRANTOR               NAME OF ISSUER  NUMBER OF  CLASS   CERTIFICATE
                                       SHARES               NO.(S)
--------------------  --------------  ---------  ------  ------------

Berkshire Wireless,   Optasite, Inc.     18,844  Common  C3
a wholly owned
subsidiary
of CCI Telecom, Inc.


DEPOSIT ACCOUNTS
----------------

GRANTOR                    NAME AND                PURPOSE OF           ACCOUNT #
                    ADDRESS OF INSTITUTION                               ACCOUNT
----------------  --------------------------  --------------------  -----------------
CHC               BB&T                        Operating             5147412004
                  11650 Alpharetta Hwy
                  Roswell, GA 30076

C & B             Wachovia                    Credit Card Machine   10003347
                  4000 Twin City Hwy
                  Groves, TX 77619

C & B             Wells Fargo                 CAT Account           7962077793
                  2905 Nall St.
                  Port Neches, TX 77651       Branch Acct for       9712191734
                                              Houston office

                                              Branch Acct for       9712191726
                                              Austin office

C & B             Texas State Bank            Operating             160034211
                  2927 Nall St
                  Port Neches, TX 77651       Money Market          51223562

                                              Flex Spending         51224046

C & B             Capital One                 CAT Account           3620176787
                  1227 Tulane Ave
                  New Orleans, LA 70118

C & B             Edward Jones                Money Market          631-04123-14
                  1501 A 16th St
                  Orange, TX 77630

DCI               Wachovia                    Operations            2000014575257
                  2500 Weston Rd
                  Suite 100
                  Weston, FL 33331


VSI               Bank of America             Misc Expenses         005486004748
                  PO Box 25118                Corporate
                  Tampa, FL 33622-5118

                                              Misc Expenses         005486004735
                                              Tampa

                                              Misc Expenses         005486004751
                                              Virginia

                                              Misc Expenses         005493630406
                                              Albany

                                              Misc Expenses         005491549065
                                              Raleigh

VSI               Suntrust                    Operations            0417006228435
                  501 E Las Olas Blvd
                  Ft. Lauderdale, FL 33301

VSI               TSC Suntrust                Payroll               1000044161601
                  PO Box 622227
                  Orlando, FL 32862-2227

MIQ               Carolina First Bank         Primary Operating     7100450390
                  104 South Main St
                  Greenville, SC 29501

MIQ               BB&T                        Local Operating       5147158779
                  11650 Alpharetta Hwy
                  Roswell, GA 30076

PRG               Wachovia                    Deposits/ Transfers   2000014791934
                  PO Box 969
                  Greenville, SC 29602
                                              Accounts Payable      2000014791947

                                              Payroll               2000014791950

                                              Payroll               2000004070597

PRG               Regions Bank                Payroll               38-5305-2486
                  PO Box 17308
                  Greenville, SC 29606

PRG               PRMorgan Chase              Payroll               000001592250680
                  PO Box 260180
                  Baton Rouge, LA 70826-0180

PRG               GrandSouth Bank             Money Market          2012656
                  381 Halton Rd
                  Greenville, SC 29607


CCI               Frost National Bank         Operating             292016346
                  100 W Houston St
                  San Antonio, TX 78205
                                              BWI Acct.             610187720

                                              ISI Sys. Serv         015932696

                                              CCI Integ. Sol.       610188921

                                              CCI Corp.             015932688

                                              Payroll               010384518

CCI               Wells Fargo                 Lockbox               4121170708
                  PO Box 535015
                  Atlanta, GA 30353-5015

LEGEND:
CHC - Charys Holding Company, Inc.
C & B - Crochet and Borel Services Inc.
DCI  - Digital Communications Services Inc.
VSI - Viasys Services Inc. and Viasys Network Services Inc
MIQ - Method IQ Inc
PRG - Personnel Resources of GA
CCI - CCI Telecom Inc.

                                     SCHEDULE V
                                     ----------


                                FINANCING STATEMENTS
                                --------------------


                                               JURISDICTIONS FOR FILING
              GRANTORS                           FINANCING STATEMENTS
Charys Holding Company, Inc.                           Georgia
Personnel Resources of Georgia, Inc.               South Carolina
CCI Telecom, Inc.                                       Texas
Method IQ, Inc.                                        Georgia
Viasys Services, Inc.                                  Florida
Viasys Network Services, Inc.                          Florida
Crochet & Borel Services, Inc.                          Texas
Digital Communication Services, Inc.                   Florida

                                   SCHEDULE VI
                                   -----------

                             COMMERCIAL TORT CLAIMS
                             ----------------------

                                      None.

                                    EXHIBIT A
                                    ---------

                             ASSIGNMENT FOR SECURITY
                             -----------------------

                       [TRADEMARKS] [PATENTS] [COPYRIGHTS]
                       -----------------------------------


          WHEREAS, ______________________________ (the "Assignor") [has adopted,
                                                        --------
used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule 1A, which trademarks
                                                   -----------
and service marks are registered or applied for in the United States Patent and Trademark Office (the "Trademarks")] [holds all right, title and interest in the
                       ----------
letter  patents,  design  patents  and  utility  patents  listed  on the annexed
Schedule 1A, which patents are issued or applied for in the United States Patent
-----------
and  Trademark  Office  (the "Patents")] [holds all right, title and interest in
                              -------
the  copyrights  listed  on  the  annexed  Schedule  1A,  which  copyrights  are
                                           ------------
registered  in  the  United  States  Copyright  Office  (the  "Copyrights")];
                                                               ----------

          WHEREAS, the Assignor has entered into a Security Agreement, dated as of August 17, 2006 (as amended, restated or otherwise modified from time to time the "Security Agreement"), in favor GOTTBETTER CAPITAL FINANCE, LLC, as
      -------------------
collateral  agent  for  certain  purchasers  (the  "Assignee");
                                                    --------

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the Buyers (as defined in the Security Agreement) a continuing security interest in all right, title and interest of the Assignor in, to and under the [Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the "Collateral"), to secure the payment, performance and observance of the
 ----------
"Obligations"  (as  defined  in  the  Security  Agreement);

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the Buyers a continuing security interest in the Collateral to secure the prompt payment, performance and for the benefit of the Buyers observance of the Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of _____________, 20__

                                        [GRANTORS]


                                        By:
                                            -------------------------------
                                            Name:
                                            Title:

STATE OF
         ------------
                    ss.:
COUNTY OF
          -----------

          On this ____ day of _______________, 20__, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the ________________ of _______________________________________, a
____________________, and that s/he executed the foregoing instrument in the firm name of _______________________________________, and that s/he had authority to sign the same, and s/he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY
                     --------------------------------------


[Trademarks and Trademark Applications]
[Patent and Patent Applications]
[Copyright and Copyright Applications]
Owned by
         ------------------------------

                                  Schedule 4(g)

                         Effective Financing Statements
                         ------------------------------

                                      None.
                                      -----